Exhibit 10.24



                     SECOND AMENDMENT AND LIMITED WAIVER TO
                         RECEIVABLES TRANSFER AGREEMENT


         This Second Amendment and Limited Waiver to Receivables Transfer Agreement (this "Amendment") is entered into as of December 20, 2000 by and among Bentley Mills, Inc., a Delaware corporation ("Bentley"), Chatham Marketing Co., a North Carolina corporation ("Chatham"), Guilford of Maine Marketing Co., a Nevada corporation ("Guilford"), Intek Marketing Co., a Nevada corporation
("Intek"), Interface Architectural Resources, Inc., a Michigan corporation ("Interface Architectural"), Interface Flooring Systems, Inc., a Georgia corporation ("Interface Flooring"), Pandel, Inc., a Georgia corporation ("Pandel"), Prince Street Technologies, Ltd., a Georgia corporation ("Prince Street"), and Toltec Fabrics, Inc., a Georgia corporation ("Toltec" and together with Bentley, Chatham, Guilford, Intek, Interface Architectural, Interface Flooring, Pandel and Prince Street, the "Original Sellers" and, individually, an "Original Seller"), and Interface, Inc., a Delaware corporation, as Originator. Unless defined elsewhere herein, capitalized terms used in this Amendment shall have the meanings assigned to such terms in the Transfer Agreement (as defined below) (or, if not defined in the Transfer Agreement, the meaning assigned to such term in the Purchase Agreement).

                             PRELIMINARY STATEMENTS
                             ----------------------

         Each of the Original Sellers and Originator entered into a certain Receivables Transfer Agreement, dated as of December 19, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "Transfer Agreement").

         Each of the parties hereto has requested that the Transfer Agreement be modified in order to replace Exhibit II and to allow the use of various corporate names, assumed names or trade names by various Original Sellers.

                                    AGREEMENT
                                    ---------

         NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


         1. Amendment. (a) Section 2.1(n) of the Transfer Agreement is hereby amended by deleting Section 2.1(n) in its entirety and substituting the following Section 2.1(n) in lieu thereof:

                           "(n)  Names.  (i) Other than those  corporate  names,
                  trade names or assumed names listed on Exhibit II hereto, in the past five (5) years, such Original Seller has not used any corporate names, trade names or assumed names other than the name in which it has executed this Agreement and (ii) other than (x) the name in which it has executed this Agreement or
                  (y) corporate names, trade names or assumed names of such Original Seller listed on Exhibit II hereto, such Original Seller has not used any corporate names, trade names or assumed names with respect to, or in connection with, any Receivable arising after the Initial Cutoff Date. "

                  (a) The  Transfer  Agreement  is hereby  amended by  replacing
         Exhibit II with a new Exhibit II, which Exhibit II is attached hereto as Exhibit B.

                  (b) The Transfer Agreement is hereby amended by adding the following new Section 4.2(f):

                           "(f) Corporate Names,  Trade Names and Assumed Names.
                  Such Original Seller will not use any corporate names, trade names or assumed names other than the name in which it has executed this Agreement with respect to, or in connection with, the creation of any Receivable occurring after the Initial Cutoff Date, provided, that such Original Seller may use any corporate name, trade name or assumed name as permitted by Section 2.1(n) hereof."

         2. Limited Waiver. Subject to the terms and conditions set forth herein and upon the effectiveness of this Amendment, Originator hereby waives any Termination Event or Potential Termination Event that may have arisen on or before the date hereof as a result of the failure of certain Original Sellers to have disclosed of such Original Sellers' use of certain corporate, trade or assumed names in contravention of the representation and warranty contained in
Section 2.1(n) of the Transfer Agreement.

         3. Representations and Warranties. Each Original Seller represents and warrants, as of the date hereof, that after giving effect to this Amendment:

                  (a) all of the representations and warranties of such Original Seller contained in the Transfer Agreement, and in each other document or certificate delivered in connection therewith (other than those that expressly speak only as of a different date), are true and correct; and

                  (b) no Termination Event or Potential Termination Event has occurred and is continuing.

         4. Conditions to Effectiveness of Amendment. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

                  (a) Amendment. This Amendment shall have been duly executed and delivered by each of the parties hereto.

                  (b) Officer's Certificate. The Originator shall have received a certificate, in the form set forth in Exhibit A hereto, of each of the Original Sellers certifying as to matters set forth in Sections 3(a) and (b) of this Amendment.


                  (c) Waivers and Amendments. The Originator shall have received duly executed copies of (i) all consents from and authorizations by any Persons and (ii) all waivers and amendments to existing credit facilities, that are necessary in connection with this Amendment.

                  (d) Seller's Consent. The Seller shall have waived the Termination Event that would otherwise have occurred pursuant to the terms of Section 5.1(h) of the Receivables Sale Agreement as a result of the Originator's waiver as set forth in Section 2 of this Amendment.

                  (e) Agent's Consent. The Agent shall have waived the Amortization Event that would otherwise have occurred pursuant to the terms of Section 9.1(j) of the Receivables Purchase Agreement as a result of the Originator's waiver as set forth in Section 2 of this Amendment.

                  (f) Lien Searches. The Originator shall have received each of the following:

                           (i) State and federal tax lien, judgment lien and UCC
                  lien searches against Guilford Greige Manufacturing Inc. (a corporate name of Guilford) from the following jurisdictions:

                           (1)      Maine
                           (2)      Maine-Piscataquis County

                           (ii) State and  federal tax lien,  judgment  lien and
                  UCC lien searches against Interface Holding, Inc. (a corporate name of Intek) from the following jurisdictions:

                           (1)      Nevada
                           (2)      Maine
                           (3)      Maine-Piscataquis County
                           (4)      North Carolina
                           (5)      North Carolina-Moore County

                           (iii) State and federal tax lien,  judgment  lien and
                  UCC lien searches against C-Tec, Inc. (a corporate name of Interface Architectural) from the following jurisdictions:

                           (1)      Michigan
                           (2)      Michigan-Kent County

                           (iv) State and  federal tax lien,  judgment  lien and
                  UCC lien searches against C-Co, Inc. (an assumed name of Interface Architectural) from the following jurisdictions:

                           (1)      Michigan
                           (2)      Michigan-Kent County

                           (v) State and federal tax lien, judgment lien and UCC
                  lien searches against C-Tec of New Jersey, Inc. (an assumed name of Interface Architectural) from the following jurisdictions:

                           (1)      New Jersey
                           (2)      New Jersey-Mercer County

                           (vi) State and  federal tax lien,  judgment  lien and
                  UCC lien searches against Michigan C-Tec, Inc. (an assumed name of Interface Architectural) from the following jurisdictions:

                           (1)      California
                           (2)      California-Alameda County

                           (vii) State and federal tax lien,  judgment  lien and
                  UCC lien searches against InterfaceAR (a trade name of Interface Architectural) from the following jurisdictions:

                           (1)      Michigan
                           (2)      Michigan-Kent County
                           (3)      Maryland

                           (viii) State and federal tax lien,  judgment lien and
                  UCC lien searches against IAR (a trade name of Interface Architectural) from the following jurisdictions:

                           (1)      Michigan
                           (2)      Michigan-Kent County
                           (3)      Maryland

                           (ix) State and  federal tax lien,  judgment  lien and
                  UCC lien searches against Bentley Carpet Mills (an assumed name of Bentley) from the following jurisdictions:

                           (1)      New York
                           (2)      New York-New York County

                  (g) UCC-1 Financing Statements. The Originator shall have received duly executed proper financing statements for all jurisdictions as may be necessary or, in the opinion of Originator (or its assigns), desirable, under the UCC of all appropriate jurisdictions or any comparable law in connection with this Amendment.

         5. Effect of Amendments. (a) The amendments and waivers set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Transfer Agreement as amended hereby or any other Transaction Document or of any other instrument or agreement referred to therein, except as set forth herein, or (ii) prejudice any right or remedy that the Originator, Seller, the Financial Institutions, the Company or the Agent may now have or may have in the future under or in connection with the Transfer Agreement as amended hereby or any other Transaction Document or any other instrument or agreement referred to therein. Each reference in the Transfer Agreement to "the Agreement," "herein,"

"hereof" and words of like import and each reference in the other Transaction Documents to the "Transfer Agreement" or the "Receivables Transfer Agreement" shall mean the Transfer Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Transfer Agreement as amended hereby and all terms, conditions, representations, warranties, covenants and agreements set forth in the Transfer Agreement as amended hereby and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

                  (a) Each of the Original Sellers hereby jointly and severally agrees to pay all costs, fees and expenses in connection with the preparation, execution and delivery of this Amendment (including the reasonable fees and expenses of counsel to the parties hereto).

                  (b) This Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

                  (c) Any provision contained in this Amendment that is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the operation, enforceability or validity of the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

                  (d) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.



                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date hereof.



                                      BENTLEY MILLS, INC.,
                                      as an Original Seller

                                      By:     /s/  Daniel T. Hendrix
                                         ---------------------------------------
                                         Name:  Daniel T. Hendrix
                                         Title:  Senior Vice President,
                                                     Treasurer and
                                                  Assistant Secretary

                                      Address:   16461 E. Don Julian Road
                                                 City of Industry, CA  91746


                                      CHATHAM MARKETING CO.,
                                      as an Original Seller


                                      By:     /s/  Daniel T. Hendrix
                                        ----------------------------------------
                                        Name:  Daniel T. Hendrix
                                        Title:    Senior Vice President and
                                                    Assistant Secretary

                                      Address:  P. O. Box 530
                                                304 E. Main Street
                                                Elkin, NC  28621

                                      GUILFORD OF MAINE MARKETING CO., as an
                                       Original Seller


                                      By:     /s/  Daniel T. Hendrix
                                         ---------------------------------------
                                         Name:  Daniel T. Hendrix
                                         Title:    Senior Vice President and
                                                      Assistant Secretary

                                      Address:   P.O. Box 179
                                                 Oak Street
                                                 Guilford, ME  04443


                                      INTEK MARKETING CO.,
                                      as an Original Seller


                                      By:     /s/  Daniel T. Hendrix
                                         ---------------------------------------
                                         Name:  Daniel T. Hendrix
                                         Title:    Senior Vice President and
                                                       Assistant Secretary

                                         Address:   P.O. Box 1007
                                                    300 Taylor Street
                                                    Aberdeen, NC  28315


                                      INTERFACE ARCHITECTURAL RESOURCES, INC.,
                                       as an Original Seller


                                      By:     /s/  Daniel T. Hendrix
                                         ---------------------------------------
                                         Name:  Daniel T. Hendrix
                                         Title:    Senior Vice President and
                                                      Assistant Secretary

                                      Address:   3700 32nd Street
                                                 Grand Rapids, MI   49512-1824

                                      INTERFACE FLOORING SYSTEMS, INC.,
                                       as an Original Seller


                                      By:     /s/  Daniel T. Hendrix
                                         ---------------------------------------
                                         Name:  Daniel T. Hendrix
                                         Title:    Senior Vice President,
                                                       Treasurer and
                                                      Assistant Secretary

                                      Address:   P.O. Box 1503
                                                 Orchard Hill Road
                                                 LaGrange, GA  30241


                                      PANDEL, INC.,
                                      as an Original Seller


                                      By:     /s/  Daniel T. Hendrix
                                         ---------------------------------------
                                         Name:  Daniel T. Hendrix
                                         Title:    Senior Vice President,
                                                       Treasurer and
                                                   Assistant Secretary

                                      Address:   21 River Drive
                                                 Cartersville, GA   30120


                                      PRINCE STREET TECHNOLOGIES, LTD.,
                                       as an  Original Seller

                                      By:     /s/  Daniel T. Hendrix
                                         ---------------------------------------
                                         Name:  Daniel T. Hendrix
                                         Title:    Senior Vice President,
                                                        Treasurer and
                                                   Assistant Secretary

                                      Address:   1450 West Avenue
                                                 P.O. Drawer 2530
                                                 Cartersville, GA   30120

                                      TOLTEC FABRICS, INC.,
                                      as an Original Seller


                                      By:     /s/  Daniel T. Hendrix
                                         --------------------------------------
                                         Name:  Daniel T. Hendrix
                                         Title:    Senior Vice President and
                                                      Assistant Secretary

                                      Address:   2859 Paces Ferry Road,
                                                 Suite 2000
                                                 Atlanta, GA   30339


                                      INTERFACE, INC.


                                      By:     /s/  Daniel T. Hendrix
                                         ---------------------------------------
                                         Name:  Daniel T. Hendrix
                                         Title: Executive Vice President, CFO,
                                                          Treasurer and
                                                       Assistant Secretary

                                      Address:   2859 Paces Ferry Road,
                                                 Suite 2000
                                                 Atlanta, GA   30339